THE FOLLOWING SUBMISSION HAS BEEN ACCEPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION.


COMPANY:       USAS DIGITAL INC.
FORM TYPE:     10QSB                NUMBER OF DOCUMENTS: 1
RECEIVED DATE: 12-Jul-2005 14:35    ACCEPTED DATE:       12-Jul-2005 14:36
FILING DATE:   12-Jul-2005 14:35
TEST FILING:   NO                   CONFIRMING COPY:     NO

ACCESSION NUMBER: 0001321508-05-000003

FILE NUMBER(S):
   1. 000-51424

THE PASSWORD FOR LOGIN CIK 0001321508 WILL EXPIRE 23-Mar-2006 14:07.

PLEASE REFER TO THE ACCESSION NUMBER LISTED ABOVE FOR FUTURE INQUIRIES.

REGISTRANT(S):

   1. CIK:        0001321508
      COMPANY:    USAS DIGITAL INC.
      FORM TYPE:  10QSB
      FILE NUMBER(S):
         1. 000-51424

THE FOLLOWING SUBMISSION HAS BEEN ACCEPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION.


COMPANY:       USAS DIGITAL INC.
FORM TYPE:     10QSB                NUMBER OF DOCUMENTS: 1
RECEIVED DATE: 12-Jul-2005 14:40    ACCEPTED DATE:       12-Jul-2005 14:41
FILING DATE:   12-Jul-2005 14:40
TEST FILING:   NO                   CONFIRMING COPY:     NO

ACCESSION NUMBER: 0001321508-05-000004

FILE NUMBER(S):
   1. 000-51424

THE PASSWORD FOR LOGIN CIK 0001321508 WILL EXPIRE 23-Mar-2006 14:07.

PLEASE REFER TO THE ACCESSION NUMBER LISTED ABOVE FOR FUTURE INQUIRIES.

REGISTRANT(S):

   1. CIK:        0001321508
      COMPANY:    USAS DIGITAL INC.
      FORM TYPE:  10QSB
      FILE NUMBER(S):
         1. 000-51424

THE FOLLOWING SUBMISSION HAS BEEN ACCEPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION.


COMPANY:       USAS DIGITAL INC.
FORM TYPE:     10QSB                NUMBER OF DOCUMENTS: 1
RECEIVED DATE: 12-Jul-2005 14:46    ACCEPTED DATE:       12-Jul-2005 14:47
FILING DATE:   12-Jul-2005 14:46
TEST FILING:   NO                   CONFIRMING COPY:     NO

ACCESSION NUMBER: 0001321508-05-000005

FILE NUMBER(S):
   1. 000-51424

THE PASSWORD FOR LOGIN CIK 0001321508 WILL EXPIRE 23-Mar-2006 14:07.

PLEASE REFER TO THE ACCESSION NUMBER LISTED ABOVE FOR FUTURE INQUIRIES.

REGISTRANT(S):

   1. CIK:        0001321508
      COMPANY:    USAS DIGITAL INC.
      FORM TYPE:  10QSB
      FILE NUMBER(S):
         1. 000-51424